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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 3, 1999 included (or incorporated by reference) in AGCO Corporation's Annual Report on Form 10-K for the year ended December 31, 1998.

                                                      ARTHUR ANDERSEN LLP


Atlanta, Georgia
March 29, 1999